GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated August 6, 2014 to the

Prospectus dated April 30, 2014

(the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Polaris Capital Management, LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of this prospectus, Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LP (“Brigade”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management LP (“Halcyon”), Lateef Investment Management L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Lateef Investment Management L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Polaris Capital Management, LLC

Polaris Capital Management, LLC (“Polaris”), located at 121 High Street, Boston, Massachusetts 02110, an investment adviser registered with the SEC, is focused on global and international equity value investing. Founded in 1995, Polaris has approximately $4.4 billion of assets under management as of December 31, 2013. With respect to the Fund, the firm manages an allocation within the Dynamic Equity Strategy.

The following replaces the second paragraph under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Brigade Capital Management, LP

Brigade Capital Management, LP (“Brigade”), located at 399 Park Avenue, 16th Floor, New York, New York 10022, an investment adviser registered with the SEC, is focused on investing in the global high yield market with core strategies in long/short credit, distressed debt, capital structure arbitrage and leveraged equities. Founded in 2006, Brigade has approximately $15 billion of assets under management as of December 31, 2013. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit strategy.

This Supplement should be retained with your Prospectus for future reference.

MMAUNDMGRSTK 08-16